Compensation Plans	12 Months Ended
Nov. 30, 2011
Compensation Plans

NOTE 12 – Compensation Plans

Equity Plans

We issue our share-based compensation awards under the Carnival Corporation and Carnival plc stock plans, which have an aggregate of 30.3 million shares available for future grant at November 30, 2011. These plans allow us to issue restricted stock awards, restricted stock units, performance-based share (“PBS”) awards and stock options (collectively “equity awards”). Equity awards are primarily granted to management level employees and members of our Boards of Directors. The plans are administered by a committee of our independent directors (the “Committee”) that determines which employees are eligible to participate, the monetary value or number of shares for which equity awards are to be granted and the amounts that may be exercised or sold within a specified term. These plans allow us to fulfill our equity award obligations using shares purchased in the open market or with unissued or treasury shares. Certain equity awards provide for accelerated vesting if we have a change in control, as defined.

Our total share-based compensation expense was $46 million, $43 million and $50 million in fiscal 2011, 2010 and 2009, respectively, of which $42 million, $40 million and $46 million has been included in selling and administrative expenses and $4 million, $3 million and $4 million in cruise payroll and related expenses in fiscal 2011, 2010 and 2009, respectively.

Stock Option Plans

The Committee generally set stock option exercise prices at 100% or more of the fair market value of the underlying common stock/ordinary shares on the date the option was granted. Generally, employee options either vest evenly over five years or at the end of three years. Our employee options granted prior to October 2005 have a ten-year term and those options granted thereafter have a seven-year term. In the fourth quarter of fiscal 2007, the Committee decided to cease granting employee stock options and to instead grant restricted stock awards (“RSAs”) or restricted stock units (“RSUs”) to our employee groups who were previously granted options. This change from options to RSAs or RSUs enables us to grant equity awards in a more uniform method to our employees. Since fiscal 2001, Carnival Corporation Board of Director options vest evenly over five years and have a ten-year term. In 2008, the Committee decided to also cease granting stock options to non-executive board members and will instead grant them RSAs and/or RSUs.

A combined summary of Carnival Corporation and Carnival plc stock option activity during the year ended November 30, 2011 was as follows:

	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value (a)
			(in years)	(in millions)
Outstanding at November 30, 2010	12,719,848	$43.91
Exercised	(1,640,145)	$32.04
Forfeited or expired	(650,752)	$44.93

Outstanding at November 30, 2011	10,428,951	$45.65	2.0	$6

Exercisable at November 30, 2011	10,379,088	$45.66	2.0	$6

(a)	The aggregate intrinsic value represents the amount by which the fair value of underlying stock exceeds the option exercise price at November 30, 2011.

As of the dates of exercise, the total intrinsic value of options exercised in fiscal 2011, 2010 and 2009 was $18 million, $17 million and $1 million, respectively. As of November 30, 2011, unrecognized compensation cost related to unvested stock options that will be recognized in 2012 was not significant.

RSAs/RSUs and PBS Awards

RSAs generally have the same rights as Carnival Corporation common stock, except for transfer restrictions and forfeiture provisions. RSAs have been granted to certain officers and non-executive board members and either have three or five-year cliff vesting or vest evenly over five years after the grant date. In addition, Carnival Corporation and Carnival plc grant RSUs that vest evenly over five years or at the end of three or five years after the grant date and accrue forfeitable dividend equivalents on each outstanding RSU, in the form of additional RSUs, based on dividends declared. The share-based compensation expense associated with RSAs/RSUs is based on the quoted market price of the Carnival Corporation or Carnival plc shares on the date of grant, and is amortized to expense using the straight-line method from the grant date through the earlier of the vesting date or the estimated retirement eligibility date.

In 2011, the Committee approved PBS awards to be granted to certain key Carnival Corporation & plc executives. These PBS awards are based on our earnings per share growth over a three-year period, with award opportunity to earn from zero to 200% of the number of target shares underlying the award achieved at the end of the third year. The PBS awards will accrue forfeitable dividend equivalents based on dividends declared.

During the year ended November 30, 2011, RSA/RSU and PBS activity was as follows:

	RSAs/RSUs		PBSs
	Shares	Weighted-Average Grant Date Fair Value	Shares	Weighted-Average Grant Date Fair Value
Outstanding at November 30, 2010	4,153,127	$33.61	-	$-
Granted	940,623	$46.32	130,088	$45.07
Vested	(1,260,378)	$42.42	(12,508)	$44.61
Forfeited	(207,406)	$36.03	(588)	$44.61

Outstanding at November 30, 2011	3,625,966	$33.70	116,992	$45.12

The total grant date fair value of RSAs/ RSUs vested was $53 million, $28 million and $18 million in fiscal 2011, 2010 and 2009, respectively. As of November 30, 2011, there was $34 million of total unrecognized compensation cost related to RSAs/RSUs and PBSs. As of November 30, 2011, the total unrecognized compensation costs related to RSAs/RSUs and PBSs are expected to be recognized over a weighted-average period of 1.7 years and 2.2 years, respectively.

Defined Benefit Pension Plans

We have several single-employer defined benefit pension plans, which cover some of our shipboard and shoreside employees. The U.S. and UK shoreside employee plans are closed to new membership and are funded at or above the level required by U.S. or UK regulations. The remaining defined benefit plans are primarily unfunded. In determining all of our plans’ benefit obligations at November 30, 2011 and 2010, we assumed weighted-average discount rates of 4.5% and 5.0%, respectively. The net asset or net liability positions under these single-employer defined benefit pension plans are not material.

In addition, P&O Cruises (UK), Princess and Cunard participate in an industry-wide British Merchant Navy Officers Pension Fund (“MNOPF” or the “fund”), which is a defined benefit multiemployer pension plan available to certain of their British shipboard officers. The MNOPF is divided into two sections, the “New Section” and the “Old Section,” each of which covers a different group of participants, with the Old Section closed to further benefit accrual and the New Section only closed to new membership. At November 30, 2011, the New Section was estimated to have a funding deficit.

The MNOPF trustee had previously determined that the MNOPF’s New Section funding was inadequate based on its actuarially determined deficit. Substantially all of any MNOPF New Section deficit liability that we may have relates to the obligations of P&O Cruises (UK) and Princess, which existed prior to the formation of our DLC in 2003. We have not been able to record our estimated share of the ultimate fund deficit as of the DLC formation date or thereafter because our ultimate amount of the deficit was and remains uncertain. The amount of our share of the fund’s ultimate deficit could vary considerably if different assumptions and estimates are used to estimate the fund deficit. Therefore, we expense our portion of any deficit as amounts are invoiced by, and become due and payable to, the fund’s trustee. In 2010, we received a special assessment invoice from the fund’s trustee for an amount the trustee calculated to be our additional share of the entire MNOPF New Section deficit. The calculation was based on the March 31, 2009 actuarial valuations, as adjusted for subsequent market value recoveries. Accordingly, we recorded the full invoiced liability of $41 million in cruise payroll and related expense in 2010. It is still possible that the fund’s trustee may invoice us in the future for additional amounts.

We believe that while the Old Section had a funding deficit at November 30, 2008, there has been a surplus since November 30, 2009 and, accordingly, no expenses have been recorded for the Old Section in fiscal 2011, 2010 and 2009. If the Old Section has a funding deficit in the future and the fund’s trustee believes the fund requires further contributions, then it could result in them also invoicing us for our share of such amounts. We will record any required Old Section contributions in the same manner as the New Section. Our share of the Old Section deficit, if any, which covers predecessor employers’ officers employed prior to 1978, is not currently known and, accordingly, our share of any such contribution is not currently determinable.

P&O Cruises (UK) participates in an industry-wide British Merchant Navy Ratings Pension Fund (“MNRPF”), which is a defined benefit multiemployer pension plan available to certain of their shipboard British personnel. This plan is closed to new membership and has a significant funding deficit. Our estimated share of the ultimate fund deficit relates to the obligations of P&O Cruises (UK) that existed prior to the formation of our DLC in 2003. In 1999, we withdrew from the plan, but continued making voluntary payments through 2006. However, pursuant to a 2011 court order, it was determined that P&O Cruises (UK), along with other unrelated employers, were required to continue to be named participating employers of the plan. Based on the most recent actuarial valuation, which was performed as of March 31, 2008, the MNRPF had an accumulated funding deficit of $270 million. No decision has yet been reached as to how the deficit will be recovered, but we expect that the participating employers will be invoiced for their allocated share. We estimate probable contributions relating to our allocated share of the deficit to be $18 million, which is recorded as a liability in our accompanying Consolidated Balance Sheets. Depending on the outcome of future actuarial valuations and other decisions made by the trustee, it is possible that we will be required to fund amounts in excess of our recorded liability, which we will recognize in cruise payroll and related expense in future periods as amounts are invoiced by, and become due and payable to, the MNRPF’s trustee. The amount of such additional funding is not currently determinable, but is not expected to be material.

Total expense for all defined benefit pension plans, including multiemployer plans, was $46 million, $85 million and $36 million in fiscal 2011, 2010 and 2009, respectively.

Defined Contribution Plans

We have several defined contribution plans available to most of our employees. We contribute to these plans based on employee contributions, salary levels and length of service. Total expense for these plans was $21 million, $20 million and $16 million in fiscal 2011, 2010 and 2009, respectively.